UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 22, 2013 (January 16, 2013)

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NATIONAL HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation)	001-13489 (Commission File Number)	52-2057472 (I.R.S. Employer Identification No.)
100 Vine Street Murfreesboro, Tennessee (Address of Principal Executive Offices)		37130 (Zip Code)

Registrant’s telephone number, including area code:  (615) 890-2020

Not Applicable

(Former name or former address, if changed since last report)

__________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01.

Other Events.

On January 16, 2013, National HealthCare Corporation (the "Company") received notice that the receiver of ElderTrust of Florida, Inc., a Tennessee non-profit corporation which we provide management services for, had filed a lawsuit against the Company and another party in the Chancery Court of Davidson County, Tennessee (Case No. 13-0060-IV).   The complaint primarily asserts that the Company and another party caused ElderTrust to enter into transactions on adverse terms.

The Company adamantly denies the claims made by ElderTrust and intends to vigorously defend against its complaint.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:

January 22, 2013

NATIONAL HEALTHCARE CORPORATION

By:  /s/ John K. Lines

Name: John K. Lines

Title:   Senior Vice President

            General Counsel